UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 14, 2011

WILLIAMS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-32599	20-2485124
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, Tulsa, Oklahoma		74172-0172
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (918) 573-2000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On November 14, 2011, Williams Partners L.P. (the “Partnership”) issued a press release announcing that it had priced the Offering (as defined below). A copy of the press release is furnished and attached as Exhibit 99.1 hereto and is incorporated herein by reference. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”).

Item 8.01. Other Events.

On November 14, 2011, the Partnership and Williams Partners GP LLC entered into an underwriting agreement (the “Underwriting Agreement”) with Deutsche Bank Securities Inc., RBS Securities Inc., and Scotia Capital (USA) Inc., as representatives of the underwriters named in Schedule 1 thereto, with respect to the offering and sale in an underwritten public offering (the “Offering”) by the Partnership of $500 million aggregate principal amount of its 4.00% Senior Notes due 2021 (the “Notes”). The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

The Offering has been registered under the Securities Act pursuant to a registration statement on Form S-3 (Registration No. 333-162713) of the Partnership (the “Registration Statement”), and the prospectus supplement dated November 14, 2011 and filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act on November 16, 2011. The Offering is expected to close on November 17, 2011, subject to customary closing conditions. A legal opinion related to the Registration Statement is also filed herewith as Exhibit 5.1.

The Notes will be issued pursuant to an Indenture (the “Base Indenture”), dated as of November 9, 2010, between the Partnership and The Bank of New York Mellon Trust Company, N.A. as trustee (the “Trustee”), as supplemented by the Second Supplemental Indenture (the “Second Supplemental Indenture”), to be dated November 17, 2011, between the Partnership and the Trustee. The Notes will be represented by a global security, which is included as an exhibit to the Second Supplemental Indenture. The form of Second Supplemental Indenture and the form of the Notes are filed as Exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

The Partnership intends to use the net proceeds from the Offering to repay outstanding borrowings under its senior unsecured credit facility and for general partnership purposes.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 14, 2011, by and among Williams Partners L.P., Williams Partners GP LLC, and Deutsche Bank Securities Inc., RBS Securities Inc., and Scotia Capital (USA) Inc., as representatives of the underwriters named in Schedule 1 thereto.

4.1	Form of Second Supplemental Indenture, to be dated November 17, 2011, between Williams Partners L.P. and The Bank of New York Mellon Trust Company, N.A. as trustee.

4.2	Form of 4.00% Senior Notes due 2021 (included in Exhibit 4.1).

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

99.1	Press release dated November 14, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS PARTNERS L.P.

By:	Williams Partners GP LLC, its General Partner

By:	/s/ Lorna R. Simms
Lorna R. Simms
Assistant Secretary

DATED: November 16, 2011

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 14, 2011, by and among Williams Partners L.P., Williams Partners GP LLC, and Deutsche Bank Securities Inc., RBS Securities Inc., and Scotia Capital (USA) Inc., as representatives of the underwriters named in Schedule 1 thereto.

4.1	Form of Second Supplemental Indenture, to be dated November 17, 2011, between Williams Partners L.P. and The Bank of New York Mellon Trust Company, N.A. as trustee.

4.2	Form of 4.00% Senior Notes due 2021 (included in Exhibit 4.1).

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

99.1	Press release dated November 14, 2011.